SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2002

POOLED AUTO SECURITIES SHELF LLC
(Exact Name of Registrant as Specified in its charter)

Delaware	333-89858	52-2233151
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.

One Wachovia Center, TW-9 Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 715-6030

Item 5.     Other Events.

In connection with the proposed offering of CarMax Auto Owner Trust 2002-2 Asset Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4 and Asset Backed Certificates, attached as Exhibit 26.1 is the consent of PricewaterhouseCoopers LLC, with respect to the financial statements of MBIA Inc. and MBIA Insurance Corporation which are included in the CarMax Auto Owner Trust 2002-2 prospectus, dated November 21, 2002 and the prospectus supplement dated November 21, 2002.

Item 7.    Financial Statements and Exhibits.

Information and Exhibits.

(c)	Exhibit No.	Description

26.1
Consent of PricewaterhouseCoopers LLC, with respect to the financial statements of MBIA Inc. and MBIA Insurance Corporation which are included in the CarMax Auto Owner Trust 2002-2 prospectus, dated November 21, 2002 and the prospectus supplement dated November 21, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOLED AUTO SECURITIES SHELF LLC

By:	/s/ Curtis A. Sidden, Jr.
Curtis A. Sidden, Jr.
Vice President

Dated:  November 27, 2002

Exhibit Index

Exhibit	Description

26.1
Consent of PricewaterhouseCoopers LLC, with respect to the financial statements of MBIA Inc. and MBIA Insurance Corporation which are included in the CarMax Auto Owner Trust 2002-2 prospectus, dated November 21, 2002 and the prospectus supplement dated November 21, 2002.